UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

CLEARBRIDGE

MID CAP FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Mid Cap Fund for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	ClearBridge Mid Cap Fund

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Mid Cap Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	ClearBridge Mid Cap Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The Fund may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The Fund may also invest up to 25% of its net assets in securities of foreign issuers.

The Fund pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to select prospective investments. We then establish market-implied growth and return expectations based on current trading prices and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur, as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. equity indices delivered strongly positive results for the twelve-month reporting period ended October 31, 2017, with the Russell Midcap Indexi advancing 21.09%.

The move higher in equities included only a few abbreviated downdrafts. Overall market volatility (as measured by the popular Chicago Board Options Exchange Volatility Index (“VIX”)ii options exchange volatility index) was relatively calm despite troubling macro developments outside U.S. borders (i.e. Korea, Venezuela) and within (i.e. discord over the national health care plan). Market performance during the reporting period was sharply bifurcated with the Information Technology (“IT”) (+41.4%) and Financials (+33.2%) sectors in the Russell Midcap Index, significantly outperforming, while the Consumer Discretionary (+11.8%), Energy (-1.5%) and Consumer Staples (-2.9%) sectors substantially underperformed.

The U.S. economy continued to expand during the reporting period. Quarter-over-quarter U.S. gross domestic product (“GDP”)iii growth, as measured by the U.S. Department of Commerce, approached and surpassed 3%. The employment situation continued to improve as well. Unemployment remained at multi-decade lows; overall job growth was steady, despite setbacks following Hurricanes Harvey and Irma. With continued low unemployment and slow but steady growth the Federal Reserve Board (the “Fed”)iv raised the federal funds ratev three times during the period, accelerating what is expected to be a gradual and predictable period of monetary tightening. As part of this tightening, in September 2017 the Fed formally announced it would begin to decrease the size of its balance sheet by letting government bonds mature without reinvestment. During the period, corporate profitability improved, having a positive impact on equity prices.

ClearBridge Mid Cap Fund 2017 Annual Report	1

Fund overview (cont’d)

Since the 2016 U.S. election, investors have focused on the effects of potential policy changes in health care, taxes and regulations. Corporate tax reform in the U.S. has the greatest potential to impact corporate profitability, and mid-cap companies should benefit due to their larger domestic exposure compared to larger companies. We will be watching developments in this area with keen interest.

Q. How did we respond to these changing market conditions?

A. The introduction of President Trump’s pro-growth agenda proved beneficial to the portfolio’s cyclical holdings, especially in the first several months following the election. Our regional bank holdings responded positively to the potential for higher interest rates, lower regulatory costs and lower taxes. We maintained our Financials sector overweight, but repositioned the portfolio over the course of the period toward stocks that we believed offered higher returns. Our Industrials sector names, meanwhile, were boosted by the likelihood of greater fiscal spending and stabilization in the Energy sector.

While macro effects do have an impact on results, the Fund is much more influenced by the performance of the individual companies we own. During the year, several of our holdings in the Consumer Discretionary sector were hurt by company-specific issues, for example, that we believe are short-term in nature.

As markets continued to make new highs, valuations made it more challenging to find compelling investment opportunities. However, we still found attractive investment candidates and added a number of new positions to the portfolio which we have funded by eliminating less attractive or fully valued positions and trimming others in the Industrials, IT and Health Care sectors. We continued to focus on owning companies with the quality characteristics of high returns on capital, low leverage and strong free cash flow, and were ready to act as opportunities presented themselves.

Performance review

For the twelve months ended October 31, 2017, Class A shares of ClearBridge Mid Cap Fund, excluding sales charges, returned 18.92%. The Fund’s unmanaged benchmark, the Russell Mid Cap Index returned 21.09%. The Lipper Mid-Cap Core Funds Category Average1 returned 20.48% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 423 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	ClearBridge Mid Cap Fund 2017 Annual Report

Performance Snapshot as of October 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Mid Cap Fund:
Class 1[1]	4.62%	19.30%
Class A	4.46%	18.92%
Class C	4.09%	18.11%
Class R	4.34%	18.62%
Class I	4.64%	19.33%
Class IS	4.68%	19.45%
Russell MidCap Index	7.22%	21.09%
Lipper Mid-Cap Core Funds Category Average[2]	6.30%	20.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class R, Class I and Class IS shares were 0.92%, 1.24%, 1.94%, 1.49%, 0.89% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have

[1]

Class 1 shares of the Fund are not available for purchases and incoming exchanges. Investors owning Class 1 shares may continue to hold those shares, but may not add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 443 funds for the six-month period and among the 423 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Mid Cap Fund 2017 Annual Report	3

Fund overview (cont’d)

fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. In absolute terms, the Fund had positive performance in nine out of the ten sectors in which it was invested for the period (out of eleven sectors in total), with the greatest contributions to returns coming from the IT, Financials and Industrials sectors.

Relative to the benchmark, overall sector allocation contributed to results. In particular, underweight allocations to the Real Estate and Consumer Staples sectors, overweights to the Financials and IT sectors as well as stock selection in the Industrials and Real Estate sectors aided relative returns.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection detracted from performance for the period. In particular, stock selection in the Health Care, Financials, Consumer Discretionary and Energy sectors had the most significant negative impacts on returns. The Fund’s cash position also hurt relative results.

In terms of individual Fund holdings, leading detractors from performance included positions in Foot Locker Inc. in the Consumer Discretionary sector, Electronics for Imaging, Inc. in the IT sector, Mednax Inc. in the Health Care sector as well as Newfield Exploration Co. and Parsley Energy Inc. in the Energy sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. A number of Fund positions were bought and sold over the course of the reporting period. The largest new holdings introduced during the period included Live Nation Entertainment Inc. in the Consumer Discretionary sector, Ameren Corp. in the Utilities sector, Progressive Corp. in the Financials sector, Ingersoll-Rand PLC in the Industrials sector and Premier, Inc. in the Health Care sector. The largest positions sold during the period included Allison Transmission Holdings, Inc. and CarMax in the Consumer Discretionary sector, Signature Bank in the Financials sector as well as Universal Health Services and Mednax Inc. in the Health Care sector.

Thank you for your investment in ClearBridge Mid Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Investments, LLC

Derek J. Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 20, 2017

4	ClearBridge Mid Cap Fund 2017 Annual Report

RISKS: The Fund invests in equity securities, which are subject to market and price fluctuations. Mid-cap stocks may be more volatile than large-cap stocks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2017 were IPG Photonics Corp. (2.2%), Blue Buffalo Pet Products Inc. (2.1%), CDW Corp. (2.1%), Alexandria Real Estate Equities Inc. (2.1%), Hartford Financial Services Group Inc. (2.0%), Check Point Software Technologies Ltd. (1.9%), Live Nation Entertainment Inc. (1.8%), Starwood Property Trust Inc. (1.8%), Berry Global Group Inc. (1.8%) and Arch Capital Group Ltd. (1.8%). Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Information Technology (17.8%), Consumer Discretionary (16.1%), Financials (15.5%), Industrials (12.1%) and Health Care (11.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Mid Cap Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Mid Cap Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	4.62%	$1,000.00	$1,046.20	0.86%	$4.44	Class 1	5.00%	$1,000.00	$1,020.87	0.86%	$4.38
Class A	4.46	1,000.00	1,044.60	1.18	6.08	Class A	5.00	1,000.00	1,019.26	1.18	6.01
Class C	4.09	1,000.00	1,040.90	1.88	9.67	Class C	5.00	1,000.00	1,015.73	1.88	9.55
Class R	4.34	1,000.00	1,043.40	1.45	7.47	Class R	5.00	1,000.00	1,017.90	1.45	7.38
Class I	4.64	1,000.00	1,046.40	0.85	4.38	Class I	5.00	1,000.00	1,020.92	0.85	4.33
Class IS	4.68	1,000.00	1,046.80	0.75	3.87	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

ClearBridge Mid Cap Fund 2017 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Mid Cap Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/17	19.30%	18.92%	18.11%	18.62%	19.33%	19.45%
Five Years Ended 10/31/17	13.18	12.90	12.12	12.62	13.31	13.41
Ten Years Ended 10/31/17	7.56	7.31	6.57	N/A	7.72	N/A
Inception* through 10/31/17	—	—	—	10.65	—	10.18

With sales charges[2]	Class 1	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/17	19.30%	12.08%	17.11%	18.62%	19.33%	19.45%
Five Years Ended 10/31/17	13.18	11.58	12.12	12.62	13.31	13.41
Ten Years Ended 10/31/17	7.56	6.67	6.57	N/A	7.72	N/A
Inception* through 10/31/17	—	—	—	10.65	—	10.18

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/07 through 10/31/17)	107.32%
Class A (10/31/07 through 10/31/17)	102.45
Class C (10/31/07 through 10/31/17)	88.94
Class R (Inception date of 9/30/08 through 10/31/17)	150.77
Class I (10/31/07 through 10/31/17)	110.37
Class IS (Inception date of 8/4/08 through 10/31/17)	145.07

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A and C shares is September 1, 1998. Inception dates for Class 1, R, I and IS shares are September 12, 2000, September 30, 2008, December 3, 1998 and August 4, 2008, respectively.

ClearBridge Mid Cap Fund 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Mid Cap Fund vs Russell Midcap Index† — October 2007 - October 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares of ClearBridge Mid Cap Fund on October 31, 2007, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Mid Cap Fund 2017 Annual Report

Schedule of investments

October 31, 2017

ClearBridge Mid Cap Fund

Security	Shares	Value
Common Stocks — 97.3%
Consumer Discretionary — 16.1%
Auto Components — 3.4%
Adient PLC	290,000	$24,464,400
Delphi Automotive PLC	230,000	22,857,400
Goodyear Tire & Rubber Co.	1,057,000	32,333,630
Total Auto Components		79,655,430
Distributors — 1.2%
Core-Mark Holding Co. Inc.	826,000	28,133,560
Diversified Consumer Services — 1.7%
Service Corporation International	1,130,000	40,069,800
Leisure Products — 1.7%
Hasbro Inc.	425,000	39,350,750
Media — 3.0%
Live Nation Entertainment Inc.	1,000,000	43,780,000	*
Sinclair Broadcast Group Inc., Class A Shares	897,000	28,434,900
Total Media		72,214,900
Specialty Retail — 3.5%
Foot Locker Inc.	725,000	21,808,000
Ross Stores Inc.	495,000	31,427,550
Signet Jewelers Ltd.	455,000	29,834,350
Total Specialty Retail		83,069,900
Textiles, Apparel & Luxury Goods — 1.6%
Hanesbrands Inc.	1,736,000	39,060,000
Total Consumer Discretionary		381,554,340
Consumer Staples — 4.5%
Food & Staples Retailing — 2.4%
Casey’s General Stores Inc.	306,000	35,058,420
US Foods Holding Corp.	789,000	21,523,920	*
Total Food & Staples Retailing		56,582,340
Food Products — 2.1%
Blue Buffalo Pet Products Inc.	1,745,000	50,482,850	*
Total Consumer Staples		107,065,190
Energy — 3.8%
Energy Equipment & Services — 1.4%
Core Laboratories NV	320,000	31,968,000
Oil, Gas & Consumable Fuels — 2.4%
Newfield Exploration Co.	802,000	24,693,580	*

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2017 Annual Report	11

Schedule of investments (cont’d)

October 31, 2017

ClearBridge Mid Cap Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Parsley Energy Inc., Class A Shares	1,250,000	$33,250,000	*
Total Oil, Gas & Consumable Fuels		57,943,580
Total Energy		89,911,580
Financials — 15.5%
Banks — 3.1%
First Republic Bank	370,000	36,038,000
Western Alliance Bancorp	689,000	38,446,200	*
Total Banks		74,484,200
Capital Markets — 3.6%
Affiliated Managers Group Inc.	225,000	41,962,500
Lazard Ltd., Class A Shares	888,000	42,215,520
Total Capital Markets		84,178,020
Consumer Finance — 1.7%
Synchrony Financial	1,200,000	39,144,000
Insurance — 5.3%
Arch Capital Group Ltd.	427,000	42,546,280	*
Hartford Financial Services Group Inc.	860,000	47,343,000
Progressive Corp.	730,000	35,514,500
Total Insurance		125,403,780
Mortgage Real Estate Investment (REITs) — 1.8%
Starwood Property Trust Inc.	2,034,000	43,751,340
Total Financials		366,961,340
Health Care — 11.2%
Biotechnology — 4.3%
Alexion Pharmaceuticals Inc.	285,000	34,103,100	*
BioMarin Pharmaceutical Inc.	460,000	37,761,400	*
Vertex Pharmaceuticals Inc.	200,000	29,246,000	*
Total Biotechnology		101,110,500
Health Care Equipment & Supplies — 2.7%
Dentsply Sirona Inc.	638,000	38,962,660
Varian Medical Systems Inc.	240,000	25,005,600	*
Total Health Care Equipment & Supplies		63,968,260
Health Care Providers & Services — 3.1%
AmerisourceBergen Corp.	515,000	39,629,250
Premier Inc., Class A Shares	1,075,000	35,120,250	*
Total Health Care Providers & Services		74,749,500
Life Sciences Tools & Services — 1.1%
ICON PLC	223,000	26,505,780	*
Total Health Care		266,334,040

See Notes to Financial Statements.

12	ClearBridge Mid Cap Fund 2017 Annual Report

ClearBridge Mid Cap Fund

Security	Shares	Value
Industrials — 12.1%
Aerospace & Defense — 1.7%
Teledyne Technologies Inc.	244,000	$41,470,240	*
Airlines — 1.5%
Alaska Air Group Inc.	540,000	35,656,200
Building Products — 1.0%
Masonite International Corp.	336,000	22,545,600	*
Electrical Equipment — 4.8%
Acuity Brands Inc.	175,000	29,260,000
AMETEK Inc.	628,000	42,383,720
Rockwell Automation Inc.	209,000	41,971,380
Total Electrical Equipment		113,615,100
Machinery — 1.5%
Ingersoll-Rand PLC	400,000	35,440,000
Trading Companies & Distributors — 1.6%
Air Lease Corp.	855,000	37,149,750
Total Industrials		285,876,890
Information Technology — 17.8%
Communications Equipment — 2.9%
Harris Corp.	279,940	39,001,240
Palo Alto Networks Inc.	195,000	28,704,000	*
Total Communications Equipment		67,705,240
Electronic Equipment, Instruments & Components — 4.3%
CDW Corp.	700,000	49,000,000
IPG Photonics Corp.	245,000	52,162,950	*
Total Electronic Equipment, Instruments & Components		101,162,950
IT Services — 2.6%
Alliance Data Systems Corp.	90,000	20,135,700
Amdocs Ltd.	646,000	42,054,600
Total IT Services		62,190,300
Semiconductors & Semiconductor Equipment — 1.7%
Xilinx Inc.	562,000	41,413,780
Software — 5.1%
Aspen Technology Inc.	590,000	38,066,800	*
Autodesk Inc.	315,000	39,362,400	*
Check Point Software Technologies Ltd.	375,000	44,141,250	*
Total Software		121,570,450
Technology Hardware, Storage & Peripherals — 1.2%
Electronics for Imaging Inc.	900,000	27,774,000	*
Total Information Technology		421,816,720

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

ClearBridge Mid Cap Fund

Security		Shares	Value
Materials — 5.8%
Chemicals — 1.3%
Methanex Corp.		650,000	$31,687,500
Containers & Packaging — 4.5%
Ardagh Group SA		1,430,000	30,659,200
Berry Global Group Inc.		725,000	43,101,250	*
Crown Holdings Inc.		526,000	31,649,420	*
Total Containers & Packaging			105,409,870
Total Materials			137,097,370
Real Estate — 6.1%
Equity Real Estate Investment Trusts (REITs) — 4.8%
Alexandria Real Estate Equities Inc.		392,000	48,592,320
JBG SMITH Properties		210,000	6,554,100	*
Liberty Property Trust		640,000	27,443,200
Vornado Realty Trust		420,000	31,441,200
Total Equity Real Estate Investment Trusts (REITs)			114,030,820
Real Estate Management & Development — 1.3%
Jones Lang LaSalle Inc.		227,000	29,394,230
Total Real Estate			143,425,050
Utilities — 4.4%
Electric Utilities — 2.8%
Eversource Energy		666,000	41,718,240
Portland General Electric Co.		511,000	24,395,140
Total Electric Utilities			66,113,380
Multi-Utilities — 1.6%
Ameren Corp.		613,000	37,999,870
Total Utilities			104,113,250
Total Investments before Short-Term Investments (Cost — $1,715,341,889)			2,304,155,770

	Rate
Short-Term Investments — 2.7%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost—$64,671,017)	0.939%	64,671,017	64,671,017
Total Investments — 100.0% (Cost — $1,780,012,906)			2,368,826,787
Liabilities in Excess of Other Assets — (0.0)%			(1,089,647)
Total Net Assets — 100.0%			$2,367,737,140

*	Non-income producing security.

See Notes to Financial Statements.

14	ClearBridge Mid Cap Fund 2017 Annual Report

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $1,780,012,906)	$2,368,826,787
Cash	37,350
Receivable for Fund shares sold	2,209,354
Dividends and interest receivable	967,376
Prepaid expenses	92,776
Total Assets	2,372,133,643

Liabilities:
Payable for Fund shares repurchased	1,554,629
Investment management fee payable	1,340,460
Service and/or distribution fees payable	390,789
Trustees’ fees payable	11,659
Accrued expenses	1,098,966
Total Liabilities	4,396,503
Total Net Assets	$2,367,737,140

Net Assets:
Par value (Note 7)	$668
Paid-in capital in excess of par value	1,634,546,869
Overdistributed net investment income	(59,850)
Accumulated net realized gain on investments	144,435,572
Net unrealized appreciation on investments	588,813,881
Total Net Assets	$2,367,737,140

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2017 Annual Report	15

Statement of assets and liabilities (cont’d)

October 31, 2017

Net Assets:
Class 1	$3,737,433
Class A	$990,201,204
Class C	$180,067,067
Class R	$58,679,592
Class I	$716,094,043
Class IS	$418,957,801

Shares Outstanding:
Class 1	104,213
Class A	28,716,013
Class C	6,412,649
Class R	1,739,824
Class I	18,848,719
Class IS	10,934,691

Net Asset Value:
Class 1 (and redemption price)	$35.86
Class A (and redemption price)	$34.48
Class C*	$28.08
Class R (and redemption price)	$33.73
Class I (and redemption price)	$37.99
Class IS (and redemption price)	$38.31
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$36.58

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	ClearBridge Mid Cap Fund 2017 Annual Report

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Dividends and distributions	$30,379,689
Return of capital (Note 1(e))	(2,106,160)
Net Dividends and Distributions	28,273,529
Interest	340,255
Less: Foreign taxes withheld	(275,558)
Total Investment Income	28,338,226

Expenses:
Investment management fee (Note 2)	17,056,053
Service and/or distribution fees (Notes 2 and 5)	4,612,023
Transfer agent fees (Note 5)	3,116,526
Fund accounting fees	174,628
Trustees’ fees	143,187
Registration fees	119,686
Shareholder reports	62,252
Legal fees	49,127
Audit and tax fees	37,490
Insurance	24,254
Custody fees	10,302
Interest expense	41
Miscellaneous expenses	14,884
Total Expenses	25,420,453
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(973,082)
Net Expenses	24,447,371
Net Investment Income	3,890,855

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	141,815,484
REIT distributions	740,177
Net Realized Gain From Investment Transactions	142,555,661
Change in Net Unrealized Appreciation (Depreciation) From Investments	235,203,375
Net Gain on Investments	377,759,036
Increase in Net Assets From Operations	$381,649,891

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2017 Annual Report	17

Statements of changes in net assets

For the Years Ended October 31,	2017	2016

Operations:
Net investment income	$3,890,855	$3,801,233
Net realized gain	142,555,661	41,148,372
Change in net unrealized appreciation (depreciation)	235,203,375	(81,853,751)
Increase (Decrease) in Net Assets From Operations	381,649,891	(36,904,146)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,800,057)	—
Net realized gains	(23,414,118)	(80,335,156)
Decrease in Net Assets From Distributions to Shareholders	(29,214,175)	(80,335,156)

Fund share Transactions (Note 7):
Net proceeds from sale of shares	672,478,276	831,423,872
Reinvestment of distributions	27,123,405	74,465,378
Cost of shares repurchased	(694,815,644)	(447,273,483)
Increase in Net Assets From Fund Share Transactions	4,786,037	458,615,767
Increase in Net Assets	357,221,753	341,376,465

Net Assets:
Beginning of year	2,010,515,387	1,669,138,922
End of year*	$2,367,737,140	$2,010,515,387
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(59,850)	$1,940,746

See Notes to Financial Statements.

18	ClearBridge Mid Cap Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$30.50	$32.70	$31.76	$30.81	$24.20

Income (loss) from operations:
Net investment income	0.13	0.15	0.12	0.04	0.13
Net realized and unrealized gain (loss)	5.72	(0.87)	2.00	3.33	7.58
Total income (loss) from operations	5.85	(0.72)	2.12	3.37	7.71

Less distributions from:
Net investment income	(0.14)	—	—	—	(0.12)
Net realized gains	(0.35)	(1.48)	(1.18)	(2.42)	(0.98)
Total distributions	(0.49)	(1.48)	(1.18)	(2.42)	(1.10)

Net asset value, end of year	$35.86	$30.50	$32.70	$31.76	$30.81
Total return[2]	19.30%	(2.25)%	6.93%	11.77%	33.24%

Net assets, end of year (000s)	$3,737	$3,442	$3,717	$3,887	$3,901

Ratios to average net assets:
Gross expenses	0.89%	0.92%	0.90%	1.09%	1.16%
Net expenses[3]	0.86 [4]	0.88 [4]	0.90	1.09	1.16
Net investment income	0.39	0.49	0.38	0.14	0.48

Portfolio turnover rate	32%	22%	26%	30%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the ratio of total annual fund operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2017 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$29.35	$31.62	$30.84	$30.03	$23.63

Income (loss) from operations:
Net investment income (loss)	0.02	0.05	0.02	(0.01)	0.10
Net realized and unrealized gain (loss)	5.51	(0.84)	1.94	3.24	7.39
Total income (loss) from operations	5.53	(0.79)	1.96	3.23	7.49

Less distributions from:
Net investment income	(0.05)	—	—	—	(0.11)
Net realized gains	(0.35)	(1.48)	(1.18)	(2.42)	(0.98)
Total distributions	(0.40)	(1.48)	(1.18)	(2.42)	(1.09)

Net asset value, end of year	$34.48	$29.35	$31.62	$30.84	$30.03
Total return[2]	18.92%	(2.57)%	6.61%	11.59%	33.10%

Net assets, end of year (000s)	$990,201	$910,228	$923,841	$851,837	$763,463

Ratios to average net assets:
Gross expenses	1.21%	1.24%	1.23%	1.25%	1.28%
Net expenses[3]	1.18 [4]	1.20 [4]	1.21 [4]	1.25	1.25 [4]
Net investment income (loss)	0.07	0.17	0.06	(0.03)	0.37

Portfolio turnover rate	32%	22%	26%	30%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. During the period March 1, 2013 through April 30, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.29%. Prior to March 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.23%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Mid Cap Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$24.09	$26.39	$26.12	$25.97	$20.69

Income (loss) from operations:
Net investment loss	(0.17)	(0.12)	(0.17)	(0.18)	(0.07)
Net realized and unrealized gain (loss)	4.51	(0.70)	1.62	2.75	6.41
Total income (loss) from operations	4.34	(0.82)	1.45	2.57	6.34

Less distributions from:
Net investment income	—	—	—	—	(0.08)
Net realized gains	(0.35)	(1.48)	(1.18)	(2.42)	(0.98)
Total distributions	(0.35)	(1.48)	(1.18)	(2.42)	(1.06)

Net asset value, end of year	$28.08	$24.09	$26.39	$26.12	$25.97
Total return[2]	18.11%	(3.22)%	5.82%	10.80%	32.21%

Net assets, end of year (000s)	$180,067	$182,263	$205,320	$205,844	$212,296

Ratios to average net assets:
Gross expenses	1.91%	1.94%	1.93%	1.96%	1.96%
Net expenses[3]	1.89 [4]	1.90 [4]	1.93	1.96	1.96 [4]
Net investment loss	(0.63)	(0.51)	(0.65)	(0.72)	(0.29)

Portfolio turnover rate	32%	22%	26%	30%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. During the period March 1, 2013 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. Prior to March 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.94%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2017 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$28.75	$31.07	$30.41	$29.71	$23.43

Income (loss) from operations:
Net investment loss	(0.07)	(0.02)	(0.06)	(0.10)	(0.00) [2]
Net realized and unrealized gain (loss)	5.40	(0.82)	1.90	3.22	7.35
Total income (loss) from operations	5.33	(0.84)	1.84	3.12	7.35

Less distributions from:
Net investment income	—	—	—	—	(0.09)
Net realized gains	(0.35)	(1.48)	(1.18)	(2.42)	(0.98)
Total distributions	(0.35)	(1.48)	(1.18)	(2.42)	(1.07)

Net asset value, end of year	$33.73	$28.75	$31.07	$30.41	$29.71
Total return[3]	18.62%	(2.78)%	6.30%	11.33%	32.78%

Net assets, end of year (000s)	$58,680	$44,730	$28,866	$27,251	$18,857

Ratios to average net assets:
Gross expenses	1.49%	1.49%	1.49%	1.54%	1.52%
Net expenses[4]	1.45 [5]	1.43 [5]	1.47 [5]	1.51 [5]	1.52
Net investment loss	(0.21)	(0.08)	(0.20)	(0.33)	(0.01)

Portfolio turnover rate	32%	22%	26%	30%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Mid Cap Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$32.29	$34.52	$33.46	$32.26	$25.22

Income (loss) from operations:
Net investment income	0.15	0.16	0.14	0.11	0.20
Net realized and unrealized gain (loss)	6.06	(0.91)	2.10	3.51	7.94
Total income (loss) from operations	6.21	(0.75)	2.24	3.62	8.14

Less distributions from:
Net investment income	(0.16)	—	—	—	(0.12)
Net realized gains	(0.35)	(1.48)	(1.18)	(2.42)	(0.98)
Total distributions	(0.51)	(1.48)	(1.18)	(2.42)	(1.10)

Net asset value, end of year	$37.99	$32.29	$34.52	$33.46	$32.26
Total return[2]	19.33%	(2.22)%	6.94%	12.03%	33.64%

Net assets, end of year (000s)	$716,094	$647,727	$372,311	$310,663	$231,964

Ratios to average net assets:
Gross expenses	0.92%	0.89%	0.89%	0.88%	0.87%
Net expenses[3]	0.85 [4]	0.84 [4]	0.87 [4]	0.88	0.87
Net investment income	0.40	0.51	0.40	0.34	0.69

Portfolio turnover rate	32%	22%	26%	30%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2017 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$32.55	$34.76	$33.64	$32.40	$25.31

Income (loss) from operations:
Net investment income	0.18	0.19	0.17	0.13	0.23
Net realized and unrealized gain (loss)	6.11	(0.92)	2.13	3.53	7.96
Total income (loss) from operations	6.29	(0.73)	2.30	3.66	8.19

Less distributions from:
Net investment income	(0.18)	—	—	—	(0.12)
Net realized gains	(0.35)	(1.48)	(1.18)	(2.42)	(0.98)
Total distributions	(0.53)	(1.48)	(1.18)	(2.42)	(1.10)

Net asset value, end of year	$38.31	$32.55	$34.76	$33.64	$32.40
Total return[2]	19.45%	(2.15)%	7.08%	12.11%	33.73%

Net assets, end of year (000s)	$418,958	$222,126	$114,286	$108,137	$90,106

Ratios to average net assets:
Gross expenses	0.79%	0.79%	0.78%	0.79%	0.80%
Net expenses[3]	0.75 [4]	0.75 [4]	0.78 [4]	0.79	0.80
Net investment income	0.48	0.59	0.50	0.42	0.82

Portfolio turnover rate	32%	22%	26%	30%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Mid Cap Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Mid Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge Mid Cap Fund 2017 Annual Report	25

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	ClearBridge Mid Cap Fund 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$2,304,155,770	—	—	$2,304,155,770
Short-term investments†	64,671,017	—	—	64,671,017
Total investments	$2,368,826,787	—	—	$2,368,826,787

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

ClearBridge Mid Cap Fund 2017 Annual Report	27

Notes to financial statements (cont’d)

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Return of capital estimates. Distributions received from the Fund’s investments in certain securities, most notably master limited partnerships and real estate investment trusts, generally are comprised of income, realized gains and/or return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each issuer and other industry sources. These estimates may subsequently be revised based on information received from the issuers after their tax reporting periods are concluded.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

28	ClearBridge Mid Cap Fund 2017 Annual Report

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(91,394)	$91,394

(a)	Reclassifications are due to book/tax differences in the treatment of partnership investments and book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.20%, 1.95%, 1.45%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

ClearBridge Mid Cap Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

During the year ended October 31, 2017, fees waived and/or expenses reimbursed amounted to $973,082.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2017, LMIS and its affiliates retained sales charges of $339,780 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$9,621	$3,108

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$700,910,682
Sales	732,137,158

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,778,522,108	$628,853,893	$(38,549,214)	$590,304,679

4. Derivative instruments and hedging activities

During the year ended October 31, 2017, the Fund did not invest in derivative instruments.

30	ClearBridge Mid Cap Fund 2017 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$4,104
Class A	$2,459,983	†	1,777,178
Class C	1,881,800	†	255,312
Class R	270,240	†	116,681
Class I	—		918,361
Class IS	—		44,890
Total	$4,612,023		$3,116,526

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2017, the service and/or distribution fees reimbursed amounted to $1,269, $1,199 and $88 for Class A, Class C and Class R shares, respectively.

For the year ended October 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$1,005
Class A	280,789
Class C	52,158
Class R	24,957
Class I	459,957
Class IS	154,216
Total	$973,082

6. Distributions to shareholders by class

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Investment Income:
Class 1	$15,705	—
Class A	1,414,909	—
Class C	—	—
Class R	—	—
Class I	3,142,944	—
Class IS	1,226,499	—
Total	$5,800,057	—

ClearBridge Mid Cap Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Realized Gains:
Class 1	$38,801	$167,772
Class A	10,758,576	43,905,519
Class B1	—	1,136,212
Class C	2,594,892	11,619,872
Class R	547,325	1,459,624
Class I	7,041,053	17,057,504
Class IS	2,433,471	4,988,653
Total	$23,414,118	$80,335,156

[1]	On June 30,2016, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares		Amount
Class 1
Shares issued on reinvestment	1,620	$54,506	5,427		$167,772
Shares repurchased	(10,273)	(349,344)	(6,252)		(190,917)
Net decrease	(8,653)	$(294,838)	(825)		$(23,145)

Class A
Shares sold	4,130,579	$136,168,347	6,342,102		$182,900,013
Shares issued on reinvestment	361,882	11,746,892	1,426,339		42,555,761
Shares repurchased	(6,792,035)	(223,729,107)	(5,971,483)		(173,118,218)
Net increase (decrease)	(2,299,574)	$(75,813,868)	1,796,958		$52,337,556

Class B
Shares sold	—	—	3,749	[1]	$87,058	[1]
Shares issued on reinvestment	—	—	46,047	[1]	1,116,923	[1]
Shares repurchased	—	—	(849,644)	[1]	(19,634,602)	[1]
Net decrease	—	—	(799,848)	[1]	$(18,430,621)	[1]

Class C
Shares sold	564,940	$15,281,288	840,870		$20,293,564
Shares issued on reinvestment	90,138	2,398,064	435,134		10,724,113
Shares repurchased	(1,808,245)	(48,596,501)	(1,489,531)		(35,680,228)
Net decrease	(1,153,167)	$(30,917,149)	(213,527)		$(4,662,551)

32	ClearBridge Mid Cap Fund 2017 Annual Report

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R
Shares sold	682,347	$21,901,274	967,908	$27,167,007
Shares issued on reinvestment	14,177	451,478	41,931	1,227,891
Shares repurchased	(512,643)	(16,571,790)	(382,922)	(10,904,661)
Net increase	183,881	$5,780,962	626,917	$17,490,237

Class I
Shares sold	7,219,897	$262,259,284	14,201,727	$451,989,157
Shares issued on reinvestment	250,072	8,911,871	420,251	13,752,531
Shares repurchased	(8,680,233)	(311,765,176)	(5,348,468)	(170,926,321)
Net increase (decrease)	(1,210,264)	$(40,594,021)	9,273,510	$294,815,367

Class IS
Shares sold	6,572,376	$236,868,083	4,534,278	$148,987,073
Shares issued on reinvestment	99,119	3,560,594	149,256	4,920,387
Shares repurchased	(2,560,651)	(93,803,726)	(1,147,968)	(36,818,536)
Net increase	4,110,844	$146,624,951	3,535,566	$117,088,924

[1]

On June 30, 2016, the Fund converted 595,416 Class B shares into 481,347 Class A shares, valued at $13,718,379. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$5,800,057	—
Net long-term capital gains	23,414,118	$80,335,156
Total distributions paid	$29,214,175	$80,335,156

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$30,586,230
Undistributed long-term capital gains — net	112,358,545
Total undistributed earnings	142,944,775
Other book/tax temporary differences(a)	(59,850)
Unrealized appreciation (depreciation)(b)	590,304,678
Total accumulated earnings (losses) — net	$733,189,603

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in investments in limited partnerships.

ClearBridge Mid Cap Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

10. Subsequent event

On November 30, 2017, the Fund announced that effective December 1, 2017, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule: 0.750% of assets up to and including $1 billion; 0.700% of assets over $1 billion and up to and including $2 billion; 0.650% of assets over $2 billion and up to and including $5 billion; 0.600% of assets over $5 billion and up to and including $10 billion; and 0.550% of assets over $10 billion.

34	ClearBridge Mid Cap Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of the ClearBridge Mid Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge Mid Cap Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the years or periods ended on or prior to October 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2017

ClearBridge Mid Cap Fund 2017 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Mid Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

36	ClearBridge Mid Cap Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Mid Cap Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

38	ClearBridge Mid Cap Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Mid Cap Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

40	ClearBridge Mid Cap Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Mid Cap Fund	41

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended October 31, 2016 and October 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

42	ClearBridge Mid Cap Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2017:

Record date:	12/7/2016	12/20/2016	6/12/2017
Payable date:	12/8/2016	12/21/2016	6/13/2017
Ordinary income:
Qualified dividend income for individuals	—	100.00%	—
Dividends qualifying for the dividends
received deduction for corporations	—	100.00%	—
Long-term capital gain dividend	$0.338410	—	$0.013460

Please retain this information for your records.

ClearBridge Mid Cap Fund	43

ClearBridge

Mid Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Mid Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Mid Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the ClearBridge Mid Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01593 12/17 SR17-3214

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2016 and October 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $427,291 in October 31, 2016 and $384,160 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $64,412 in 2016 and $0 in 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,760 in 2016 and $47,930 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2017